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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 16, 2003


                            NorthWestern Corporation
             (Exact name of registrant as specified in its charter)




                     Delaware                                          0-692                           46-0172280
  (State or other jurisdiction of incorporation)              (Commission File Number)     (IRS Employer Identification No.)

                 125 South Dakota Avenue                             57104
                Sioux Falls, South Dakota                          (Zip Code)
        (Address of principal executive offices)

                                 (605) 978-2908
              (Registrant's telephone number, including area code)


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Item 5.  Other Events and Regulation FD Disclosure.

On April 16, 2003, NorthWestern Corporation (the "Company") issued a press release discussing results for the fourth quarter of 2002 and for the full year of 2002. The press release also discussed the restatement of the Company's quarterly results for the first three fiscal quarters of 2002, each of which were included in Quarterly Reports on Form 10-Q/A that were filed with the Securities and Exchange Commission on April 15, 2003. The press release also provided an update on the Company's previously-announced turnaround plan. The press release is included as Exhibit 99.1 hereto and is incorporated herein by reference. The press release contains forward-looking statements regarding the Company and includes a cautionary statement identifying important factors that could cause actual results to differ materially from those anticipated.

Item 7.  Financial Statements and Exhibits

EXHIBIT NO.       DESCRIPTION OF DOCUMENT
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99.1*             Press Release of NorthWestern Corporation dated April 16, 2003
* filed herewith


                                       1
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  NorthWestern Corporation


                                  By: /s/ Kipp D. Orme
                                     -------------------------------------------
                                     Kipp D. Orme
                                     Vice President and Chief Financial Officer

Date:  April 16, 2003



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                                Index to Exhibits
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EXHIBIT NO.       DESCRIPTION OF DOCUMENT
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99.1*             Press Release of NorthWestern Corporation dated April 16, 2003
* filed herewith